CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Michael J. Smith, President, Chief Executive Officer and Secretary of MFC Bancorp Ltd., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
      (1) the annual report on Form 20-F of MFC Bancorp Ltd. for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MFC Bancorp Ltd.

/s/ Michael J. Smith

Michael J. Smith
President, Chief Executive Officer and Secretary
(Principal Executive Officer and
Principal Financial Officer)
Dated: April 6, 2005
      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to MFC Bancorp Ltd. and will be retained by MFC Bancorp Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

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